Wisconsin Energy Corporation

Power the Future Plan

Wisconsin Energy Corporation

Disclaimer

All statements in this presentation other than historical facts are forward-looking statements that involve risks and uncertainties which are subject to change at any time. Such statements are based upon management's expectations at the time they are made. In addition to these assumptions, other factors described in the company's latest Form 10-K and subsequent reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those contemplated.

Power the Future Topics

- Background on Power the Future Plan
- Estimated Financial Impact
  - Net Income
  - Financing Plan
- Fundamentals of the Lease
- Financial Flows for WEC and subsidiaries
  - Wisconsin Energy
  - Wisconsin Electric
  - We Power

New Generating Capacity
Expansion Plan



3,000
2,500
2,000
1,500
1,000
500
0
MWs
545
545
545
1,090
1,605
2,120
2,120
2,120
2005
2006
2007
2008
2009
2010
2011
2012
Oak Creek Unit #2 *
515 MW Pulverized Coal²
Oak Creek Unit # 1*
515 MW Pulverized Coal²
Port Washington Unit #2
545 MW Natural Gas CC¹
Port Washington Unit #1
545 MW Natural Gas CC¹

1. Approved by the PSCW in December 2002. Timing of Port Washington #2 subject to re-submittal of updated load forecast.

2. Approved by the PSCW November 10, 2003.

** Approximately $350 million is expected to be invested in the two coal units by MG&E/WPPI for 200MW of capacity.*

Wisconsin Energy Corporation

New Generating Capacity
Overview of Power the Future Structure

Power the Future

Legislative / Legal Structure

- New state law passed in 2001
  - Utility can lease facility owned by an affiliate
  - Requires recovery of payments associated with any approved lease
- Sole purpose of We Power will be to construct, finance, and own generation that will be leased to the utility

Key Attributes

- Return on equity and capital structure are fixed
- Investment recovered over initial lease term
- Construction risk handled on case-by-case basis
- Units are operated and maintained by utility

Wisconsin Energy Corporation

New Generating Capacity
Approved Terms

	Natural Gas	Coal
Status	Approved	Approved
Total MWs	1,090 MW	1,030 MW*
ROE	12.7%	12.7%
Equity	53%	55%
Initial Term	25 Years	30 Years
Other	•Cash carrying costs covered in construction •Fixed price and in-service date guarantees -Shareholders retain both upside and downside -Target based EPC contract with incentives in place	•Cash carrying costs covered in construction •Lease Payments are adjusted up to 5 percent above approved cost •In-service date guarantees •Turn-key type contract will be put in place

*Approximately $350 million is expected to be invested in the two coal units by MG&E/WPPI for 200 MW of capacity.

Wisconsin Energy Corporation

Wisconsin Energy
Estimated Earnings Impact

	Investment	Estimated Earnings (First Full Year)
Port Washington Unit 1	$ 327	$ 17
Port Washington Unit 2	$ 317	$ 17
Oak Creek Unit 1*	$1,229	$ 65
Oak Creek Unit 2*	$ 605	$ 35
	$2,478	$134

*Approximately $350 million is expected to be invested in the two coal units by MG&E/WPPI for 200 MW of capacity.

Wisconsin Energy Corporation

Wisconsin Energy 2003-2008
Consolidated Financing Plan (in billions)


$6.3
$0.6
Net Debt Increase
$0.4
Asset Sales
$0.3
Equity Sales
$5.0
Funds from Operations
Sources
$6.3
$0.6
Common Dividend
$5.7
Funds for Investing
Uses

Wisconsin Energy Corporation

Fundamentals of the Lease

- We Power and Wisconsin Electric are two wholly-owned subsidiaries of Wisconsin Energy
- Lease Payments will be recovered in rates by Wisconsin Electric
- Lease Payments will Cover
  - Carrying Costs - During Construction
  - Plant cost, plus an allowed return - During Operation
- Plant Operation - Wisconsin Electric is responsible for operation and maintenance of the plants and procurement of fuel
- We-Power - will construct, finance, and own the power plants

Wisconsin Energy Corporation

Power the Future Dollar Flows


Construction
Wisconsin Energy
Equity Capital and Loans
Carrying Costs
W.E. Power
Wisconsin Electric
Lease Agreements
Construction Debt
Rate Relief
Operation
Wisconsin Energy
Dividends and Loan Repayment
Return of and on Capital
W.E. Power
Wisconsin Electric
Lease Agreements
Permanent Debt
Rate Relief

Wisconsin Energy Corporation

Fundamentals of the Lease

- Wisconsin Energy (On a Consolidated Basis)
  - All intercompany transactions are eliminated
  - Plant is depreciated over the estimated useful lives
  - Common equity/debt trends to 40/60 over time

WEC Lease Capacity Assumptions
(Amounts in $millions)

	Expected In Service	Initial Lease Term	Equity	ROE	Investments
Port Washington Unit 1	2005	25 Years	53%	12.7%	$ 327
Port Washington Unit 2	2008	25 Years	53%	12.7%	$ 317
Oak Creek Unit 1*	2009	30 Years	55%	12.7%	$1,229
Oak Creek Unit 2*	2010	30 Years	55%	12.7%	$ 605

**Approximately $350 million is expected to be invested in the two coal units by MG&E/WPPI for 200 MW of capacity.*

Wisconsin Energy Corporation

Lease Capacity Charge Example

Port Washington Unit 1

Capital Costs	$327
Equity Ratio	53%
Debt Ratio	47%
Debt Rate	6.0%
Equity Rate, after-tax	12.7%
Lease Term 25 years	
Annual Lease Payment	$ 47.5

Impact on Wisconsin Energy

Wisconsin Energy Corporation

WEC Cash Flow Impacts

- Cash Inflows
  - Recovery of Carrying Costs during construction
  - Lease Payments recovered through rates
- Cash Outflows
  - Cash Costs to build the plants
  - Interest Costs
  - Income Taxes

Wisconsin Energy Corporation

WEC Cash Inflows
Carrying Costs

- Carrying Costs
  - Recovered monthly during construction
  - Based on construction work in progress balance times weighted average capital costs
- GAAP Accounting
  - Deferred on Balance Sheet when received
  - Amortized to Revenue over the term of the lease
- Tax Accounting
  - Taxable income when received
  - Creates a Deferred Tax Asset

Wisconsin Energy Corporation

WEC Cash Inflows
Lease Payments Recovered Through Rates

- Based on cash costs of the plant
- Level Payments over life of the Lease
- Lease payments start when plants go into service
- Recover the plant cost, plus cost of capital
- Debt cost included in lease payments will be determined when plants go into service

Wisconsin Energy Corporation

WEC Cash Outflows Construction Costs

Amounts in $ Millions

- Total Estimated Cash Costs by Plant*
  - Port Washington Unit 1 $ 327
  - Port Washington Unit 2 $ 317
  - Oak Creek Unit 1 * $1,229
  - Oak Creek Unit 2 * $ 605
- GAAP Accounting
  - Depreciate over Useful Life of the Plant
  - Capitalize interest during construction
- Tax Accounting - Accelerated Depreciation

*Approximately $350 million is expected to be invested in the two coal units by MG&E/WPPI for 200 MW of capacity.

Wisconsin Energy Corporation

WEC Cash Outflows Debt Service

- Interest at WE Power
  - Expect 45% to 47% permanent debt level
  - Debt costs to be included in the lease payments all fixed at time of construction
- Interest at WEC
  - Some debt to fund equity contribution to We Power
- Common equity debt at the WEC level trends to 40/60 over time

WEC Income Statement Impact

- Revenues
  - Amortization of Carrying Costs
  - Lease Payments
- Depreciation Costs
  - Depreciation of Cash Costs
  - Amortization of Capitalized Interest
- Interest Expense
  - Interest at We Power
  - Interest at WEC

WEC Balance Sheet Impact

- Assets
  - Plant in Service
    - Cash Costs of Plant
    - Capitalized Interest
  - Accumulated Depreciation
  - Deferred Tax Asset - Cash taxes paid on carrying costs payments during construction
- Liabilities and Equity
  - Debt
    - Non-recourse debt at the We Power level
    - Some recourse debt at the holding company level
    - Deferred Revenues
  - Deferred Taxes - Depreciation differences

Wisconsin Energy Corporation

Impact on Wisconsin Electric

Wisconsin Energy Corporation

Wisconsin Electric Lease
Regulatory Accounting

- The Lease is treated as an Operating Lease for Regulatory Accounting
- Revenues are based on annual Lease Payments

Wisconsin Energy Corporation

Wisconsin Electric Cash Flow Impacts

- Cash Inflows
  - Recovery of Carrying Costs
  - Recovery of Lease Payments
- Cash Outflows
  - Carrying Costs to We Power
  - Lease payments to We Power

Wisconsin Energy Corporation

Wisconsin Electric Carrying Costs

- Carrying Costs
  - Paid to We Power Monthly During Construction
  - Based on construction work in progress balance times weighted average capital costs
- GAAP Accounting
  - Deferred on Balance Sheet when Paid
  - Amortized to expense when collected from customers

Wisconsin Energy Corporation

Wisconsin Electric
Lease Payments to We Power

- Begin when plant begins operation
- Fixed payments over the term of the lease
- Treated as a capital lease for GAAP
  - At the inception of the lease, Wisconsin Electric will set up an asset (Asset under Capital Lease) and a liability (Obligation under Capital Lease)

Wisconsin Electric Balance Sheet

- Assets
  - Asset under Capital Lease
  - Accumulated Amortization of Capital Lease
  - Prepaid Asset
- Liabilities and Equity
  - Obligation under Capital Lease

Wisconsin Energy Corporation

Wisconsin Electric Balance Sheet

- Asset Under Capital Lease
  - Represents the Asset Cost at the Lease Inception
  - Amortized to expense over the life of the lease on a straight line basis

Wisconsin Energy Corporation

Wisconsin Electric
Obligation Under Capital Lease

- At Lease Inception
  - Lease Obligation = Lease Asset
- Lease payments are split between
  - Interest (at implied financing cost set by PSCW)
  - Principal

Wisconsin Electric Income Statement

- Revenues from Customers
  - Recovery of Carrying Costs
  - Recovery of Lease Payments
- Depreciation Costs
  - Lease Amortization
- Interest
  - Interest on Capital Lease

Wisconsin Energy Corporation

Impact on We Power

Wisconsin Energy Corporation

We Power

- Constructs, Finances, and Owns the Generating plants
- Lease Payments from Wisconsin Electric Create a Long-Term Asset
  - Financing Lease Receivable

Wisconsin Energy Corporation

We Power Cash Flow Impacts

- Cash Inflows
  - Recovery of Carrying Costs from Wisconsin Electric
  - Lease payments from Wisconsin Electric
  - Equity from Parent
  - Debt from third parties
- Cash Outflows
  - Cash costs of plants
  - Debt service payments
  - Dividend to Parent

Wisconsin Energy Corporation

We Power Carrying Costs

- Carrying Costs
  - Billed to Wisconsin Electric Monthly During Construction
  - Based on construction work in progress balance times weighted average capital costs
- GAAP Accounting
  - Deferred on Balance Sheet when Billed
  - Amortized to Revenue over the Term of the Lease

We Power Lease Payments

- Begin when plant begins operation
- Fixed payments over the term of the lease
- Treated as a financing lease receivable for GAAP
  - At the inception of the lease, We Power will set up an asset (Financing Lease Receivable). This asset will represent the construction costs of the plant.
  - As payments are received, We Power will reduce the receivable and record income from lease (similar to a note receivable)

We Power Balance Sheet

- Assets
  - Financing Lease Receivable
- Liabilities and Equity
  - Equity from Parent
  - Outside Debt
  - Deferred Revenue

Wisconsin Energy Corporation

We Power Income Statement

- Revenues
  - Income from Financing Lease
  - Amortization of Deferred Revenue
- Interest Expense
  - Interest on outside debt